UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2010
POSITIVEID CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-33297	06-1637809

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 200
DELRAY BEACH, FLORIDA	33445

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 561-805-8008
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Subsidiary Consolidated Financial Statements
     On September 4, 2009, PositiveID Corporation, a Delaware corporation (the “Company”), VeriChip Acquisition Corp., a Delaware corporation and the Company’s wholly-owned subsidiary (the “Acquisition Subsidiary”), and Steel Vault Corporation, a Delaware corporation (“Steel Vault”), signed an Agreement and Plan of Reorganization (the “Merger Agreement”), dated September 4, 2009, as amended, pursuant to which the Acquisition Subsidiary was merged with and into Steel Vault on November 10, 2009, with Steel Vault surviving and becoming the Company’s wholly-owned subsidiary (the “Merger”). Upon the consummation of the Merger, each outstanding share of Steel Vault’s common stock, warrants and options were converted into 0.5 shares of common stock, warrants and options of the Company. Steel Vault’s consolidated financial statements as of and for the year ended September 30, 2009 are filed as Exhibit 99.1 to this Current Report on Form 8-K (the “Report”) and are incorporated herein by reference. The consolidated financial statements of Steel Vault included in this Report have not been updated to reflect events subsequent to the period covered by the consolidated financial statements of the Company.
10b5-1 Plan
     On March 19, 2010, William J. Caragol and R & R Consulting Partners, LLC, a Florida limited liability company (“R&R”), entered into a pre-arranged stock trading plan with brokerage firms to sell a limited amount of the Company’s common stock, par value $0.01 per share, designed to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company’s insider trading policies regarding stock transactions (the “10b5-1 Plan”).
     The 10b5-1 Plan allows Mr. Caragol and R&R to sell a maximum of 400,000 and 800,000 shares, respectively, of the Company’s common stock. The 10b5-1 Plan provides for sales of specified share amounts at specified market prices, subject to specified limitations. Sales pursuant to the 10b5-1 Plan may begin as early as March 23, 2010, and will end no later than March 15, 2011. The 10b5-1 Plan may terminate sooner in accordance with its terms.
     Scott R. Silverman, the Company’s chairman and chief executive officer, is the managing member of R&R. Transactions made under the 10b5-1 Plan will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission. Except as may be required by law, the Company does not undertake to report on specific Rule 10b5-1 pre-planned stock trading plans of its officers, nor to report modifications or terminations of the aforementioned 10b5-1 Plan or the plan of any other person.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
99.1	Consolidated Financial Statements

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PositiveID Corporation

Date: March 19, 2010

/s/ William J. Caragol
William J. Caragol
President and Chief Financial Officer

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